UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]  Definitive Proxy Statement

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[   ]  Soliciting Material Pursuant to Section 240.14a-12

QUALCOMM INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on March 4, 2014.

QUALCOMM INCORPORATED	Meeting Information
Meeting Type: Annual Meeting For holders as of: January 6, 2014 Date: March 4, 2014 Time: 9:30 a.m. local time
QUALCOMM INCORPORATED 5775 MOREHOUSE DRIVE N-510F SAN DIEGO, CA 92121	Location:	Irwin M. Jacobs Qualcomm Hall 5775 Morehouse Drive San Diego, CA 92121

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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1) BY INTERNET:        www.proxyvote.com

2) BY TELEPHONE:    1-800-579-1639

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 18, 2014 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

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Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.

To elect 14 directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified.

Nominees:

1a.    Barbara T. Alexander

1b.    Donald G. Cruickshank

1c.    Raymond V. Dittamore

1d.    Susan Hockfield

1e.    Thomas W. Horton

1f.     Paul E. Jacobs

1g.    Sherry Lansing

1h.    Steven M. Mollenkopf

1i.     Duane A. Nelles

1j.     Clark T. Randt, Jr.

1k.    Francisco Ros

1l.     Jonathan J. Rubinstein

1m.  Brent Scowcroft

1n.    Marc I. Stern

2.    To ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 28, 2014.

3.    Advisory vote to approve our executive compensation

The Board of Directors recommends an annual (1 year) vote:

4.    Advisory vote on the frequency of future advisory votes on executive compensation.

5.    To transact such other business as may properly come before stockholders at the Annual Meeting or any adjournment or postponement thereof.